Exhibit 99.1

At the Company
For Media:	For Investors:
Kim Hillyer	Tim Nowell
Manager, Communications	Director, Investor Relations
(402) 827-8654	(402) 597-8440
kim.hillyer@tdameritrade.com	timothy.nowell@tdameritrade.com
TD AMERITRADE POSTS BEST QUARTER IN COMPANY HISTORY
Record Client Assets Approach $300 Billion
Pre-Tax Margin of 47 Percent, ROE of 33 Percent
OMAHA, Neb., July 19, 2007 – Propelled by the successful completion of the largest account conversion in the history of the online brokerage industry, TD AMERITRADE Holding Corporation (NASDAQ: AMTD) today announced record financial results for the Company’s third fiscal quarter ended June 30, 2007: (1)
•	Record net income of $159 million, or $0.26 per diluted share

•	Record pre-tax income of $255 million, or 47 percent of net revenues

•	Record EBITDA of $304 million, or 56 percent

•	Record net revenues of $542 million, 61 percent of which were asset-based

•	Average client trades per day of approximately 245,000

•	Annualized return on equity (ROE) of 33 percent for the quarter

•	Record client assets of approximately $297 billion, up 16 percent year over year and including $43 billion of client cash and money market funds

•	Liquid assets of $426 million; cash and cash equivalents of $296 million

•	152,000 new accounts at an average cost per account of $217; 6,321,000 Total Accounts; 3,276,000 Qualified Accounts(2)

•	Average client margin balances of approximately $7.4 billion. On June 30, 2007, client margin balances were approximately $7.8 billion.
“We had a remarkable quarter. We completed a massive account conversion, announced another acquisition that enhances our client segmentation strategy and produced strong financial results, including record earnings and industry-leading pre-tax margins that are again closing in on 50 percent,” said Joe Moglia, chief executive officer. “We’re now using that momentum to drive our long-term investor efforts, with an absolute focus on organic growth and sustaining long-term value for our shareholders.”

Increased Guidance
The Company has increased the midpoint of its guidance for fiscal 2007 to $1.01 and tightened the outlook range to $0.97 to $1.05. These changes reflect the June Quarter’s record results and the impact of spending on the Company’s investments for growth. More information is available via the Company’s Outlook Statement, which is posted on www.amtd.com.
Stock Repurchases
During the quarter, TD AMERITRADE utilized approximately $49 million to repurchase 2.8 million shares of its stock. Since the stock buy-back program was initiated, through June 30, 2007, the Company has invested approximately $295 million in repurchasing 17.3 million shares at a weighted average price of $17.08 per share.
Company Hosts Conference Call
TD AMERITRADE will host its June Quarter conference call this morning, July 19, 2007, at 7:30 a.m. CT. Participants may listen to the call by dialing 800-819-9193. The Company will Webcast the call at www.amtd.com. A replay of the call will be available by dialing 1-888-203-1112 and the passcode, 8580949.
As the Company will be discussing a number of financial metrics, participants are encouraged to download the slides associated with the presentation from the Web site before the start of the call. A podcast and an archived version of the presentation, including the materials discussed, will be available following the call at www.amtd.com.
AMTD-E
About TD AMERITRADE Holding Corporation
TD AMERITRADE Holding Corporation, through its brokerage subsidiaries(3) provides a dynamic balance of investment products and services that further the Independent Spirit of individual investors. Listed by Barron’s as the #1 Web-based broker and Forbes as one of America’s best big companies, the Company’s full spectrum of services include a leading active trader program and long-term investor solutions, including a national branch system, as well as relationships with one of the largest networks of independent registered investment advisors.(4) The Company’s common stock trades under the ticker symbol AMTD. For more information, please visit www.amtd.com.
Safe Harbor
This document contains forward-looking statements within the meaning of the federal securities laws. We intend these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws. In particular, any projections regarding our future revenues, expenses, earnings, capital expenditures, effective tax rates, client trading activity, accounts, stock price or anticipated benefits of the TD Waterhouse transaction, as well as the assumptions on which such expectations are based, and future operations are forward-looking statements. These statements reflect only our current expectations and are not guarantees of future performance or results. These statements involve risks, uncertainties and assumptions that could cause actual results or performance to differ materially from those contained in the forward-looking statements. These risks, uncertainties and assumptions include general economic and political conditions, interest rates, market fluctuations and changes in client trading activity, increased competition, systems failures and capacity constraints, ability to service debt obligations, integration associated with the TD Waterhouse transaction, realization of synergies from the TD Waterhouse transaction, regulatory and legal matters and uncertainties and other risk factors described in our latest Annual Report on Form 10-K, filed with the SEC on Dec. 7, 2006 and our latest Quarterly Report on Form 10-Q filed thereafter. These forward-looking statements speak only as of the date on which the statements were made. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

(1)	See attached reconciliation of non-GAAP financial measures. All records referenced exclude a one-time gain realized on the sale of the Company’s investment in Knight Capital Group, Inc. when comparing to the second fiscal quarter of 2006.

(2)	Total Accounts include all open client accounts (funded and unfunded), except clearing accounts. Qualified Accounts include all open client accounts with a total liquidation value greater than or equal to $2,000, except clearing accounts. See Glossary of Terms on the Company’s web site at www.amtd.com for additional information.

(3)	TD AMERITRADE, Inc., member NASD (www.NASD.com) /SIPC (www.SIPC.org), receives clearing and custodial services from TD AMERITRADE Clearing, Inc., member NASD/SIPC. TD AMERITRADE, Inc. and TD AMERITRADE Clearing, Inc. are subsidiaries of TD AMERITRADE Holding Corporation.

(4)	“The Best Web Browser-Based Online Broker” by Barron’s, 3/5/2007 based on Trade Experience, Trading Technology, Usability, Range of Offerings, Research Amenities, Portfolio Analysis & Reports, Customer Service & Access, and Costs. Barron’s is a registered trademark of Dow Jones, L.P. More info on the Forbes award is available at www.forbes.com/platinum.

TD AMERITRADE HOLDING CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
In thousands, except per share amounts
(Unaudited)

	Quarter Ended			Nine Months Ended
	June 30, 2007	March 31, 2007	June 30, 2006	June 30, 2007	June 30, 2006
Revenues:
Transaction-based revenues:
Commissions and transaction fees	$197,767	$193,268	$213,173	$582,896	$564,366

Asset-based revenues:
Interest revenue	259,254	250,783	297,949	752,886	729,351
Brokerage interest expense	(120,352)	(113,720)	(98,580)	(338,358)	(228,982)

Net interest revenue	138,902	137,063	199,369	414,528	500,369

Money market deposit account fees	134,646	129,774	69,043	399,701	114,350
Money market and other mutual fund fees	59,263	54,517	49,492	166,255	89,656

Total asset-based revenues	332,811	321,354	317,904	980,484	704,375

Other revenues	11,229	10,140	9,265	38,365	46,088

Net revenues	541,807	524,762	540,342	1,601,745	1,314,829

Expenses:
Employee compensation and benefits	114,681	108,615	90,414	321,426	247,029
Fair value adjustments of compensation-related derivative instruments	(1,274)	136	2,234	(1,752)	1,248
Clearing and execution costs	23,620	22,058	25,810	66,515	50,760
Communications	17,738	24,686	20,604	64,493	46,522
Occupancy and equipment costs	22,247	17,521	21,261	64,620	54,456
Depreciation and amortization	6,068	6,132	6,171	19,231	14,835
Amortization of acquired intangible assets	13,574	13,446	13,673	40,844	28,463
Professional services	17,247	21,642	25,357	63,981	65,441
Interest on borrowings	29,627	30,033	33,915	90,777	60,358
Other	10,717	13,065	12,480	38,588	27,881
Advertising	33,031	42,800	55,344	115,107	129,385
Fair value adjustments of investment-related derivative instruments	—	—	—	—	11,703

Total expenses	287,276	300,134	307,263	883,830	738,081

Income before other income and income taxes	254,531	224,628	233,079	717,915	576,748

Other income:
Gain on sale of investments	—	5,102	—	5,716	78,840

Pre-tax income	254,531	229,730	233,079	723,631	655,588

Provision for income taxes	95,833	88,591	93,262	278,162	256,939

Net income	$158,698	$141,139	$139,817	$445,469	$398,649

Basic earnings per share	$0.27	$0.24	$0.23	$0.74	$0.76
Diluted earnings per share	$0.26	$0.23	$0.23	$0.73	$0.75

Weighted average shares outstanding — basic	596,575	598,828	608,476	599,506	522,410
Weighted average shares outstanding — diluted	606,131	608,743	619,707	609,264	533,997

TD AMERITRADE HOLDING CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
In thousands
(Unaudited)

	June 30, 2007	Sept. 29, 2006
Assets:
Cash and cash equivalents	$295,851	$363,650
Short-term investments	50,000	65,275
Segregated cash and investments	1,346,323	1,561,910
Broker/dealer receivables	6,516,512	4,566,525
Client receivables	7,859,005	6,970,834
Goodwill and intangible assets	2,779,804	2,788,617
Other	361,601	241,658

Total assets	$19,209,096	$16,558,469

Liabilities and stockholders’ equity:

Liabilities:
Broker/dealer payables	$9,831,954	$7,022,601
Client payables	5,176,099	5,412,981
Long-term debt	1,484,625	1,703,375
Other	740,372	689,278

Total liabilities	17,233,050	14,828,235

Stockholders’ equity	1,976,046	1,730,234

Total liabilities and stockholders’ equity	$19,209,096	$16,558,469

TD AMERITRADE HOLDING CORPORATION
SELECTED OPERATING DATA

	Quarter Ended			Nine Months Ended
	June 30, 2007	March 31, 2007	June 30, 2006	June 30, 2007	June 30, 2006
Trading Activity Metrics:
Total trades (in millions)	15.4	15.5	15.9	45.7	41.5
Average commissions and transaction fees per trade	$12.82	$12.49	$13.39	$12.74	$13.61
Average client trades per day	244,823	253,631	252,784	245,259	221,133
Average client trades per account (annualized)	9.7	10.1	10.4	9.7	10.8
Activity rate	3.9%	4.0%	4.1%	3.9%	4.3%
Trading days	63.0	61.0	63.0	186.5	187.5

Net Interest Margin:
Average interest-earning assets (in billions)	$15.4	$14.4	$19.0	$14.5	$17.3
Average money market deposit account balances (in billions)	15.3	14.8	8.4	14.8	4.9

Average investable assets (in billions)	$30.7	$29.2	$27.4	$29.3	$22.2

Net interest revenue (in millions)	$138.9	$137.1	$199.4	$414.5	$500.4
Money market deposit account fee revenue (in millions)	134.6	129.8	69.0	399.7	114.3

Net revenue earned on investable assets (in millions)	$273.5	$266.9	$268.4	$814.2	$614.7

Net interest margin (NIM)	3.53%	3.66%	3.88%	3.65%	3.65%

Net Interest Revenue:
Segregated cash:
Average balance (in billions)	$0.7	$0.4	$7.2	$0.7	$7.4
Average annualized yield	5.08%	5.21%	4.71%	5.15%	4.22%

Interest revenue (in millions)	$8.8	$5.7	$86.0	$26.9	$236.3

Client margin balances:
Average balance (in billions)	$7.4	$7.6	$7.9	$7.4	$6.1
Average annualized yield	8.04%	8.08%	7.81%	8.06%	7.56%

Interest revenue (in millions)	$151.2	$152.4	$155.7	$454.6	$351.9

Securities borrowing:
Average balance (in billions)	$6.8	$5.9	$3.5	$5.9	$3.3
Average annualized yield	5.39%	5.81%	5.54%	5.59%	4.94%

Interest revenue (in millions)	$92.7	$85.5	$49.1	$251.9	$123.0

Other free cash and short-term investments
Average balance (in billions)	$0.5	$0.5	$0.4	$0.5	$0.5
Average annualized yield	4.91%	4.88%	5.93%	5.05%	4.89%

Interest revenue — net (in millions)	$6.2	$6.8	$6.3	$18.3	$16.5

Client credit balances:
Average balance (in billions)	$3.5	$3.3	$10.3	$3.4	$9.9
Average annualized cost	1.52%	1.52%	1.07%	1.53%	0.96%

Interest expense (in millions)	($13.5)	($12.7)	($27.9)	($40.1)	($71.9)

Securities lending:
Average balance (in billions)	$9.2	$8.4	$6.5	$8.3	$5.4
Average annualized cost	4.60%	4.82%	4.22%	4.71%	3.79%

Interest expense (in millions)	($106.5)	($100.6)	($69.8)	($297.1)	($155.4)

Net interest revenue — total (in millions)	$138.9	$137.1	$199.4	$414.5	$500.4

Other Revenue Metrics:
Money market deposit account fees:
Average balance (in billions)	$15.3	$14.8	$8.4	$14.8	$4.9
Average annualized yield	3.49%	3.52%	3.27%	3.55%	3.05%
Fee revenue (in millions)	$134.6	$129.8	$69.0	$399.7	$114.3

Money market mutual fund fees:
Average balance (in billions)	$21.5	$20.2	$16.5	$20.1	$10.8
Average annualized yield	0.76%	0.77%	0.76%	0.76%	0.75%
Fee revenue (in millions)	$41.0	$38.8	$31.7	$117.1	$61.3

Other mutual fund fees:
Average balance (in billions)	$26.7	$26.1	$23.1	$25.9	$14.9
Average annualized yield	0.27%	0.24%	0.30%	0.25%	0.25%
Fee revenue (in millions)	$18.3	$15.7	$17.8	$49.2	$28.4

Client Account and Client Asset Metrics:
Qualified accounts (beginning of period)	3,262,000	3,255,000	3,293,000	3,242,000	1,735,000
Qualified accounts (end of period)	3,276,000	3,262,000	3,260,000	3,276,000	3,260,000
Percentage increase (decrease) during period	0%	0%	(1%)	1%	88%

Total accounts (beginning of period)	6,230,000	6,260,000	6,070,000	6,191,000	3,717,000
Total accounts (end of period)	6,321,000	6,230,000	6,139,000	6,321,000	6,139,000
Percentage increase (decrease) during period	1%	(0%)	1%	2%	65%

Client assets (beginning of period, in billions)	$282.2	$278.2	$262.9	$261.7	$83.3
Client assets (end of period, in billions)	$297.2	$282.2	$255.3	$297.2	$255.3
Percentage increase (decrease) during period	5%	1%	(3%)	14%	206%
NOTE: See Glossary of Terms on the Company’s web site at www.amtd.com for definitions of the above metrics.

TD AMERITRADE HOLDING CORPORATION
RECONCILIATION OF FINANCIAL MEASURES
In thousands, except percentages and per share amounts
(Unaudited)

	Quarter Ended						Nine Months Ended
	June 30, 2007		March 31, 2007		June 30, 2006		June 30, 2007		June 30, 2006
	$	% of Rev.	$	% of Rev.	$	% of Rev.	$	% of Rev.	$	% of Rev.
EBITDA and EBITDA Excluding Investment Gains (1)
EBITDA excluding investment gains	$303,800	56.1%	$274,239	52.3%	$286,838	53.1%	$868,767	54.2%	$680,404	51.7%
Plus: Gain on sale of investments	—	—	5,102	1.0%	—	—	5,716	0.4%	78,840	6.0%

EBITDA	303,800	56.1%	279,341	53.2%	286,838	53.1%	874,483	54.6%	759,244	57.7%
Less:
Depreciation and amortization	(6,068)	(1.1%)	(6,132)	(1.2%)	(6,171)	(1.1%)	(19,231)	(1.2%)	(14,835)	(1.1%)
Amortization of acquired intangible assets	(13,574)	(2.5%)	(13,446)	(2.6%)	(13,673)	(2.5%)	(40,844)	(2.5%)	(28,463)	(2.2%)
Interest on borrowings	(29,627)	(5.5%)	(30,033)	(5.7%)	(33,915)	(6.3%)	(90,777)	(5.7%)	(60,358)	(4.6%)

Pre-tax income	$254,531	47.0%	$229,730	43.8%	$233,079	43.1%	$723,631	45.2%	$655,588	49.9%

	As of
	June 30,	Mar. 31,	Dec. 31,	Sept. 29,	June 30,
	2007	2007	2006	2006	2006
Liquid Assets (2)
Liquid assets	$425,808	$543,211	$498,764	$499,385	$414,251
Plus: Broker-dealer cash and cash equivalents	235,670	506,400	350,070	263,054	322,960
Less:
Non broker-dealer short-term investments	(50,000)	(37,600)	(38,725)	(65,275)	(24,775)
Excess broker-dealer regulatory net capital	(315,627)	(464,241)	(369,524)	(333,514)	(317,130)

Cash and cash equivalents	$295,851	$547,770	$440,585	$363,650	$395,306

Note: The term “GAAP” in the following explanations refers to generally accepted accounting principles in the United States.

(1)	EBITDA (earnings before interest, taxes, depreciation and amortization) and EBITDA excluding investment gains are considered Non-GAAP financial measures as defined by SEC Regulation G. We consider EBITDA and EBITDA excluding investment gains important measures of our financial performance and of our ability to generate cash flows to service debt, fund capital expenditures and fund other corporate investing and financing activities. EBITDA is used as the denominator in the consolidated leverage ratio calculation for our senior credit facilities. EBITDA eliminates the non-cash effect of tangible asset depreciation and amortization and intangible asset amortization. EBITDA excluding investment gains also eliminates the effect of non-brokerage investment-related gains and losses that are not likely to be indicative of the ongoing operations of our business. EBITDA and EBITDA excluding investment gains should be considered in addition to, rather than as a substitute for, pre-tax income, net income and cash flows from operating activities.

(2)	Liquid assets is considered a Non-GAAP financial measure as defined by SEC Regulation G. We define liquid assets as the sum of a) non broker-dealer cash and cash equivalents, b) non broker-dealer short-term investments and c) regulatory net capital of (i) our clearing broker-dealer subsidiaries in excess of 5% of aggregate debit items and (ii) our introducing broker-dealer subsidiary in excess of 8 1/3% of aggregate indebtedness. We consider liquid assets an important measure of our liquidity and of our ability to fund corporate investing and financing activities. Liquid assets should be considered as a supplemental measure of liquidity, rather than as a substitute for cash and cash equivalents.